                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant To

           Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)        May 16, 2002
                                                 ----------------------------

     Commission file number                 0-20164
                            -------------------------------------------------

                        Krupp Government Income Trust II

                            Massachusetts
     (State or other jurisdiction of incorporation or organization)

                              04-3073045
                   (IRS employer identification no.)

One Beacon Street, Boston, Massachusetts                              02108
(Address of principal executive offices)                            (Zip Code)

                                       (617) 523-0066
                    (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the  preceding 12 months (or for such  shorter  period that the  registrant  was required  to file  such  reports),  and  (2) has  been  subject  to such  filing requirements for the past 90 days.

  Yes   X    No
      -----     ------

Item 5.       Other Events

              Reduction in Dividend Rate

              On May 16, 2002, the Trustees of Krupp Government Income Trust II
              declared a quarterly dividend rate, until further notice, of $.14 per share, reduced from $.24 per share, effective with the dividend payable on, August 14, 2002.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       Krupp Government Income Trust II
                       --------------------------------
                                (Registrant)

                       BY:      /s/ Robert A. Barrows
                                ---------------------------------------------
                                Robert A. Barrows
                                Treasurer and Chief Accounting Officer of
                                Krupp Government Income Trust II.

Date:    June 25, 2002